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                  FORM OF CERTIFICATION PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002


                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of America's Car-Mart, Inc. (the "Company") on Form 10-K for the annual period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Tilman J. Falgout, III, Chief Executive Officer of the Company, and Mark D. Slusser, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Tilman J. Falgout, III
    ------------------------------------------------------------
    Tilman J. Falgout, III
    Chief Executive Officer
    July 25, 2003



By: /s/ Mark D. Slusser
    -------------------------------------------------------------
    Mark D. Slusser
    Chief Financial Officer, Vice President Finance and Secretary
    July 25, 2003